Summary Prospectus
October 1, 2025
VALIC Company I
Global Real Estate Fund
(Ticker: VGREX)
The Fund’s Statutory Prospectus and Statement of Additional Information, each dated October 1, 2025, as amended and supplemented from time to time, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Fund is offered only to registered and unregistered separate accounts of The Variable Annuity Life Insurance Company and its affiliates and to qualifying retirement plans and IRAs and is not intended for use by other investors.
Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Statutory Prospectus and the above-incorporated information online at https://www.corebridgefinancial.com/rs/prospectus-and-reports/annuities#underlyingfunds. You can also get this information at no cost by calling 800-448-2542 or by sending an e-mail request to Forms.Request@valic.com.
The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Summary Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Objective

The Fund seeks high total return through long-term growth of capital and current income.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.74%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.91%
Fee Waivers and/or Expense Reimbursements[1]	0.01%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.90%
1
The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC equals 0.74% on the first $250 million of the Fund’s average daily net assets, 0.69% on the next $250 million of the Fund’s average daily net assets, and 0.64% on average daily net assets over $500 million. This agreement may be modified or discontinued prior to such time only with the approval of the Board of
Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$92	$289	$503	$1,119
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
VALIC Company I

Global Real Estate Fund
During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in real estate and real estate-related companies. A company is considered a “real estate company” or “real estate-related company” if at least 50% of its net assets, gross income, or net profits are attributable to ownership, development, construction, financing, management, or sale of commercial, industrial or residential real estate or interests therein. The Fund invests primarily in real estate investment trusts (“REITs”) and equity securities, including common and preferred stocks and convertible securities. The Fund’s investments in real estate and real estate-related companies may include real estate investment trusts, REIT-like structures, or real estate operating companies whose businesses and services are related to the real estate industry.
In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.
The Fund may invest in foreign securities, including securities of issuers in emerging markets. The Fund expects to invest a substantial portion of its assets in foreign securities economically tied to Japan, the United Kingdom, Australia, Hong Kong, Singapore, China, Canada, and Continental Europe. The Fund considers an investment tied economically to a country if the investment is exposed to the economic risks and returns of such a country. From time to time, the Fund’s investments with respect to a particular country may comprise a substantial portion of its investment portfolio.
The Fund concentrates its investments in the real estate industry. The Fund’s Subadviser generally focuses on investing the Fund’s assets in equity real estate investment trusts (REITs) as well as similar entities formed under the laws of non-U.S. countries, but may also invest the fund’s assets in mortgage REITs, hybrid REITs, and other U.S. and foreign real estate-related investments, including emerging market real estate-related investments.
The Fund’s Subadviser may invest the Fund’s assets in real estate-related investments of any size. However, issuers of real estate-related investments tend to have small-to-medium capitalizations. The Fund’s Subadviser normally allocates the Fund’s investments across different
REIT managers and property types but may from time to time focus the Fund’s investments in any one or a few of these areas.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days written notice in advance of any change to the Fund’s 80% investment policy set forth above.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Focused Fund Risk. The Fund, because it may invest in a limited number of companies, may have more volatility in its net asset value and is considered to have more risk than a portfolio that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities decline in price.
Management Risk. The investment style or strategy used by a subadviser may fail to produce the intended result. A subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.
Real Estate Investments Risk. Securities of companies in the real estate industry are sensitive to several factors, such as changes in real estate values, interest rates, cash flow, occupancy rates, and greater company liabilities. Substantial investments in a particular industry or sector make the Fund’s performance more susceptible to any single economic, market, political or regulatory
VALIC Company I

Global Real Estate Fund
occurrence affecting that particular industry, group of industries, or sector than a fund that invests more broadly.
Real Estate Investment Trusts Risk. REITs are trusts that invest primarily in commercial real estate, residential real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the REIT. The performance of a REIT depends on current economic conditions and the types of real property in which it invests and how well the property is managed. If a REIT concentrates its investments in a geographic region or property type, changes in underlying real estate values may have an exaggerated effect on the value of the REIT.
Equity Securities Risk. The Fund invests primarily in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Currency Risk. Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.
Emerging Markets Risk. In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.
Foreign Investment Risk. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.
Geographic Risk. If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Mid-Cap Company Risk. Investing in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.
Small-Cap Company Risk. Investing in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.
Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate and may be volatile. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and illiquidity risk.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the
VALIC Company I

Global Real Estate Fund
cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
Short Position Risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the MSCI ACWI Index (net) (a broad-based securities market index) and the Financial Times Stock Exchange European Public Real Estate Association / National Association of Real Estate Investment Trusts (“FTSE EPRA NAREIT”) Developed Index (net), which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
Effective May 1, 2023, Duff & Phelps Investment Management Co. (“Duff & Phelps”) and Massachusetts Financial Services Company (“MFS”) were engaged as subadvisers to the Fund, replacing Invesco Advisers, Inc. and Goldman Sachs Asset Management, L.P., which had served as subadvisors since the Fund’s inception.

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2023	15.70%
Lowest Quarterly Return:	March 31, 2020	-24.41%
Year to Date Most Recent Quarter:	June 30, 2025	5.87%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	1.40%	-0.99%	2.63%
MSCI ACWI Index (net)	17.49%	10.06%	9.23%
FTSE EPRA/ NAREIT Developed Index (net)	0.94%	-1.00%	2.23%
Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company.
The Fund is subadvised by Duff & Phelps and MFS.
VALIC Company I

Global Real Estate Fund
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Duff & Phelps
Geoffrey Dybas, CFA Executive Managing Director and Senior Portfolio Manager, Head of Global Real Estate	2023
Frank Haggerty, Jr. CFA Senior Managing Director and Senior Portfolio Manager	2023
MFS
Rick Gable Investment Officer and Portfolio Manager	2023
Mark Syn Investment Officer and Portfolio Manager	2023
Purchases and Sales of Fund Shares

Shares of the Funds may only be purchased or redeemed through Variable Contracts offered by the separate accounts of VALIC or other participating life insurance companies and through qualifying retirement plans (“Plans”) and IRAs. Shares of each Fund may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.
The Funds do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums. The prospectus (or other offering document) for your Variable Contract contains additional information about purchases and redemptions of the Funds’ shares.
Tax Information

A Fund will not be subject to U.S. federal income tax so long as it qualifies as a regulated investment company and distributes its income and gains each year to its shareholders. However, contractholders may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
Payments to Broker-Dealers and
Other Financial Intermediaries

The Funds are not sold directly to the general public but instead are offered to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs. The Funds and their related companies may make payments to the sponsoring insurance company or its affiliates for recordkeeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Funds as underlying investment options in a variable contract. Visit your sponsoring insurance company’s website for more information.
VALIC Company I

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